LINCOLN LIFE
VARIABLE ANNUITY FUND A


August 1997


Dear contractowner:

This booklet contains the semiannual report of the Lincoln Life Variable Annuity Fund A for the period ending June 30, 1997. Fund A performance for the first six months of 1997 was 17.9% after the deduction of fund and contract expenses.

The first half of 1997 was an exciting period for investors. The U.S. stock market rebounded dramatically in the second quarter from its March-April slump. However, returns of the magnitude posted during the second quarter are rare under any circumstances. The stock market advance was led by the very largest companies, causing market indices, which are often weighted by company size, to show better returns than the average stock. The top 15 stocks in the S&P 500 index returned better than 32% during this semiannual period, while the bottom 485 stocks averaged a 15% gain. Overall, the S&P 500 was up 20.5% as of June 30, 1997.

We remain optimistic about the long-term prospects in the various financial markets, but there are always uncertainties. We believe Vantage Global Advisor's disciplined approach will continue to prevail for those of you willing to maintain a long-term investment strategy. Commentary from Vantage Global Advisors begins on page 3 of this booklet.

Please review the following information carefully. Your Lincoln Life sales representative will help answer any questions you may have, or you may contact a customer service representative at 800-4LINCOLN (800-454-6265). We appreciate your continued confidence in Lincoln Life and look forward to helping you meet your long-term financial goals.

Sincerely,

/s/ Reed P. Miller

Reed P. Miller
Vice President

PORTFOLIO MANAGER'S
SUMMARY AND COMMENTARY

VARIABLE FUND A

Fund A experienced a gain of 17.9% during the first half of 1997 compared to a 20.5% gain for its benchmark, the S&P 500. As in 1996, the 15 largest stocks in the S&P 500 drove returns.

Fund A participated in the market's tremendous rise and has outperformed its peer groups over the long-term. In recent months, however, the fund trailed its benchmark since the market's return was driven by such a narrow segment. In order to fully capture the market's return, the fund would have needed to invest heavily in the top 15 stocks. Such concentrated positions are contrary to the fund's objective, which is to provide diversified exposure to a broad range of stocks and industries. This diversified approach provides the consistency and risk control for which the fund is known.

Vantage Global Advisors has an optimistic long-term outlook for stocks. Increased productivity, reduced government budget deficits, and accelerating technological advances bode well for the U.S. economy. The strong economy should translate into corporate earnings, which should result in attractive returns from stocks.


T. Scott Wittman

STATEMENT OF NET ASSETS - UNAUDITED
JUNE 30, 1997


INVESTMENTS
                                       PERCENT OF      NUMBER           MARKET
COMMON STOCKS:                         NET ASSETS     OF SHARES          VALUE
                                       ----------     ---------         ------
AEROSPACE AND DEFENSE:                     2.1%
   McDonnell Douglas                                   10,100       $    691,850
   United Technologies                                 22,800          1,892,400
                                                                    ------------
                                                                       2,584,250

AUTOMOBILES AND AUTO PARTS:                3.2%
   Cooper Industries                                   13,300            661,675
   Ford Motor                                          42,900          1,619,475
   General Motors                                      15,600            868,725
   Goodrich (B.F.)                                     17,800            770,963
                                                                    ------------
                                                                       3,920,838

BANKING, FINANCE, AND INSURANCE:          17.5%
   AmSouth Bancorporation                               8,700            328,969
   Bank of Boston                                      20,500          1,477,281
   Bank of New York                                    34,800          1,513,800
   Bear Stearns                                        45,315          1,549,207
   Chase Manhattan                                     22,800          2,213,025
   CIGNA                                                8,600          1,526,500
   Comdisco                                            12,000            312,000
   First Chicago NBD                                   24,239          1,466,460
   Marsh & McLennan                                    18,200          1,299,025
   MBIA                                                 5,200            586,625
   NationsBank                                         20,600          1,328,700
   Oxford Health Plans*                                19,300          1,385,378
   Paine Webber Group                                  19,900            696,500
   Popular                                             16,100            647,019
   Student Loan Marketing Association                  11,800          1,498,600
   Torchmark                                           19,900          1,417,875
   Travelers Group                                     35,866          2,261,800
                                                                    ------------
                                                                      21,508,764

BUILDING AND MATERIALS:                    0.7%
   Armstrong World Industries                           3,600            264,150
   Oakwood Homes                                       23,700            568,800
                                                                    ------------
                                                                         832,950

CABLE, MEDIA, AND PUBLISHING:              2.2%
   Dun & Bradstreet                                    16,200            425,250
   New York Times                                      15,200            767,600
   Omnicom Group                                       23,400          1,442,025
                                                                    ------------
                                                                       2,634,875

CHEMICALS:                                 1.9%
   Dow Chemical                                        17,900          1,559,538
   Olin                                                20,600            804,688
                                                                    ------------
                                                                       2,364,226


                                       PERCENT OF      NUMBER           MARKET
                                       NET ASSETS     OF SHARES          VALUE
                                       ----------     ---------         ------

COMPUTERS AND TECHNOLOGY:                  7.1%
   American Power Conversion*                          49,700       $    939,641
   Cadence Design Systems*                             31,275          1,047,713
   Compaq Computer*                                    18,700          1,855,975
   Gartner Group Class A*                               2,500             89,766
   Honeywell                                           18,500          1,403,688
   Micron Electronics*                                 10,900            194,838
   Sun Microsystems*                                   47,400          1,764,169
   Western Digital*                                    46,200          1,461,075
                                                                    ------------
                                                                       8,756,865

CONSUMER PRODUCTS:                         6.9%
   Clorox                                               7,300            963,600
   General Electric                                    72,200          4,720,075
   Maytag                                              14,300            373,588
   Procter & Gamble                                    16,800          2,373,000
                                                                    ------------
                                                                       8,430,263
ELECTRICAL AND ELECTRONICS:                0.7%
   Harris Corp Delaware                                10,500            882,000

ENERGY:                                   10.0%
   Atlantic Richfield                                  17,200          1,212,600
   Exxon                                               42,400          2,607,600
   Halliburton                                         16,200          1,283,850
   Occidental Petroleum                                47,000          1,177,938
   Royal Dutch Petroleum - NY                          46,800          2,544,750
   Texaco                                              15,800          1,718,250
   Unocal                                              29,400          1,141,087
   USX-Marathon Group                                  22,600            652,575
                                                                    ------------
                                                                      12,338,650

FOOD, BEVERAGE, AND TOBACCO:               9.1%
   Boston Chicken                                      25,400            354,806
   Campbell Soup                                       16,800            840,000
   Coca Cola                                           32,800          2,287,800
   ConAgra                                              8,200            525,825
   Fortune Brands                                      16,500            615,656
   Gallagher Group Plc*                                16,500            304,218
   Heinz (H.J.)                                        19,250            887,906
   Hershey Foods                                       17,000            940,313
   Philip Morris                                       82,200          3,647,625
   RJR Nabisco Holdings                                24,800            818,400
                                                                    ------------
                                                                      11,222,549

HEALTHCARE AND PHARMACEUTICALS:            9.7%
   Amgen*                                              29,300          1,702,141
   Bristol-Myers Squibb                                35,900          2,907,900
   Johnson & Johnson                                   30,000          1,931,250
   Lincare Holdings*                                   12,400            533,588
   Merck & Company                                     24,600          2,546,100
   Schering-Plough                                     48,800          2,336,300
                                                                    ------------
                                                                      11,957,279


                                       PERCENT OF      NUMBER           MARKET
                                       NET ASSETS     OF SHARES          VALUE
                                       ----------     ---------         ------

INDUSTRIAL MACHINERY:                      3.3%
   Caterpillar                                         15,800       $  1,696,525
   Ingersoll-Rand                                      15,500            957,125
   Johnson Controls                                    33,000          1,355,062
                                                                    ------------
                                                                       4,008,712

LEISURE, LODGING, AND ENTERTAINMENT:       2.4%
   Callaway Golf                                       35,500          1,260,250
   HBO                                                  5,200            358,150
   HFS*                                                11,962            693,796
   King World Productions*                             19,200            672,000
                                                                    ------------
                                                                       2,984,196

METALS AND MINING:                         1.5%
   ASARCO                                              16,600            508,375
   Phelps Dodge                                        15,400          1,311,888
                                                                    ------------
                                                                       1,820,263
PAPER:                                     1.2%
   Avery Dennison                                      37,300          1,496,663

RETAIL:                                    5.3%
   Gap                                                 25,800          1,002,975
   Jostens                                             33,000            870,375
   Ross Stores                                         19,600            640,063
   Safeway*                                            29,400          1,356,075
   Sears,Roebuck                                       18,100            972,875
   TJX                                                 63,600          1,677,450
                                                                    ------------
                                                                       6,519,813

TELECOMMUNICATIONS:                        9.0%
   ADC Telecommunications*                             16,400            548,375
   Ameritech                                           29,000          1,970,188
   Ascend Communications*                              15,600            612,787
   BellSouth                                           44,600          2,068,325
   NYNEX                                               33,800          1,947,725
   PairGain Technologies*                              23,900            371,196
   SBC Communications                                  23,599          1,460,188
   Tellabs*                                            26,000          1,451,125
   U.S. West Communications Group                      17,700            667,069
                                                                    ------------
                                                                      11,096,978

TEXTILES, APPAREL, & FURNITURE:            0.7%
   Fruit of the Loom*                                   6,800            210,800
   Miller (Herman)                                      1,000             35,875
   Nike                                                11,500            671,313
                                                                    ------------
                                                                         917,988

TRANSPORTATION AND SHIPPING:               1.4%
   AMR*                                                 8,000            740,000
   Tidewater                                            9,000            396,000
   UAL                                                  5,800            415,063
                                                                    ------------
                                                                       1,551,063


                                       PERCENT OF      NUMBER           MARKET
                                       NET ASSETS     OF SHARES          VALUE
                                       ----------     ---------         ------

UTILITIES:                                 3.0%
   Edison International                                19,100       $    475,112
   General Public Utilities                            33,600          1,205,400
   Ohio Edison                                         32,100            700,181
   Texas Utilities                                     38,500          1,325,844
                                                                    ------------
                                                                       3,706,537
                    TOTAL COMMON STOCKS:
                    ( Cost $75,311,226 )  98.9%                      121,535,722
                                                                    ------------


                                        PAR AMOUNT
MONEY MARKET INSTRUMENTS:

  UBS Finance (De) Inc.
  6.20%, 7/1/97                                    $1,100,000          1,100,000
                                                                    ------------

        TOTAL MONEY MARKET INSTRUMENTS:
               ( Cost $1,100,000 )         0.9%                        1,100,000
                                                                    ------------


        TOTAL INVESTMENTS
               ( Cost $76,411,226 )       99.8%                      122,635,722
                                                                    ------------



Excess of other assets over liabilities    0.2%                          278,908
                                                                    ------------



                    NET ASSETS           100.0%                     $122,914,630
                                                                    ============



Net assets are represented by:

  Value of accumulation units:
     8,116,774 units at $13.838 unit value                          $112,321,582

  Annuity reserves:
     415,850 units at $17.537 unit value                               7,292,618
     238,499 units at $13.838 unit value                               3,300,430
                                                                    ------------
                                                                    $122,914,630
                                                                    ============

  * Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - UNAUDITED

FOR THE SIX MONTHS ENDED JUNE 30, 1997


  INVESTMENT INCOME:
    Dividends                                                                                 $1,175,720
    Interest                                                                                      24,964
                                                                                            ------------
                                                                                               1,200,684
  EXPENSES:
     Investment management services                                        $184,203
     Mortality and expense guarantees                                       543,099              727,302
                                                                        -----------           ----------
NET INVESTMENT INCOME                                                                            473,382

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                      6,140,015
    Increase in net unrealized appreciation of investments               12,414,922
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                               18,554,937
                                                                                            ------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $19,028,319
                                                                                            ============

STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED

FOR THE SIX MONTHS ENDED JUNE 30, 1997



                                                          SIX MONTHS ENDED JUNE 30,          YEAR ENDED
                                                             1997           1996             DECEMBER 31,
                                                         (UNAUDITED)    (UNAUDITED)             1996
                                                         -----------    -----------          ------------
CHANGES FROM OPERATIONS:
  Net investment income                                     $473,382       $582,396           $1,248,519
  Net realized gain on investments                         6,140,015      4,717,240            9,896,271
  Increase in net unrealized appreciation
     of investments                                       12,414,922      3,792,148            7,531,873
                                                        ------------   ------------         ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                           19,028,319      9,091,784           18,676,663

Net decrease from equity transactions                     (5,018,539)    (5,269,722)         (13,726,463)
                                                        ------------   ------------         ------------

TOTAL INCREASE IN NET ASSETS                              14,009,780      3,822,062            4,950,200

Net assets at beginning of period                        108,904,850    103,954,650          103,954,650
                                                        ------------   ------------         ------------

 NET ASSETS AT END OF PERIOD                            $122,914,630   $107,776,712         $108,904,850
                                                        ============   ============         ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS - UNAUDITED

JUNE 30, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

The Fund:
---------
The Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments:
------------
Security transactions are accounted for on the date the securities are purchased or sold. Stocks are valued at the closing sales prices for those traded on a national stock exchange and the mean between the quoted bid and asked prices for those traded over-the-counter. Short-term investments are stated at cost which approximates market. The cost of investments sold is determined using the specific identification method.

Federal Income Taxes:
---------------------
Operations of the Fund form a part of, and are taxed with, operations of The Lincoln Life Insurance Company, which is taxed as a "life insurance company" under the Internal Revenue code. Under current law, no federal income taxes are payable with respect to the investment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.

Income:
-------
Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

Annuity Reserves:
-----------------
Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5%, or 6%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5%, or 6%.

Use of Estimates:
-----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the period ended June, 30 1997 amounted to $18,798,617 and $23,851,847 respectively.

3.  EXPENSES AND SALES CHARGES

Amounts are paid to The Lincoln Life Insurance Company for investment management services at the rate of .000885% of the current value of the Fund per day (.323% on an annual basis) and for mortality and expense guarantees at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis). In addition, The Lincoln Life Insurance Company retained $5,507 from the proceeds of the sale of annuity contracts during the six months ended June 30, 1997 for sales and administrative charges. Accordingly, the Lincoln Life Insurance Company is responsible for all sales, general and administrative expenses applicable to the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts, For the period ended June 30, 1997, the custodial fee offset arrangement was not material to either expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4.  NET ASSETS

Net assets at June 30, 1997 consisted of the following:

  Equity transactions                                      ($146,465,346)
  Accumulated net investment income                           72,810,134
  Accumulated net realized gain on investments               150,345,346
  Net unrealized appreciation of investments                  46,224,496
                                                           -------------
                                                            $122,914,630
                                                           =============

5.  SUMMARY OF CHANGES IN EQUITY TRANSACTIONS

                                          Six Months Ended June 30, 1997                 Year Ended December 31, 1996
                                          ------------------------------                 ----------------------------
                                               Units         Amount                         Units         Amount
                                          ------------   ---------------                 ----------   ---------------
Accumulation Units:
   Balance at beginning of period            8,462,449   ($135,295,732)                   9,568,929   ($123,869,196)
   Contract purchases                           78,446         988,344              13      153,035       1,603,060
   Terminated contracts                       (424,121)     (5,337,346)             13   (1,259,515)    (13,029,596)
                                             ---------   -------------                   ----------   -------------
      BALANCE AT END OF PERIOD               8,116,774   ($139,644,734)                   8,462,449   ($135,295,732)
                                             =========   =============                   ==========   =============

Annuity Reserves:
   Balance at beginning of period              699,953     ($6,151,075)             (9)     831,033     ($3,851,148)
   Annuity payments                            (45,604)       (669,537)             15      (66,369)     (1,207,775)
   Receipt of guarantee mortality
      adjustments                                    0               0                      (64,711)     (1,092,152)
                                             ---------   -------------                   ----------   -------------
      BALANCE AT END OF PERIOD                 654,349     ($6,820,612)                     699,953     ($6,151,075)
                                             =========   =============                   ==========   =============

6.  SUPPLEMENTAL INFORMATION - SELECTED PER UNIT DATA AND RATIOS

The following is selected financial data for an accumulation unit outstanding throughout each period:

                             Six Months Ended
                               June 30, 1997
                                (Unaudited)      1996            1995            1994         1993            1992
                             ----------------    ----            ----            ----         ----            ----
   Investment income               $0.135       $0.267          $0.251          $0.217       $0.204          $0.206
   Expenses                         0.085        0.139           0.114           0.095        0.090           0.083
                                  -------      -------         -------          ------       ------          ------
   Net investment income            0.050        0.128           0.137           0.122        0.114           0.123

   Net realized and unrealized
      gain(loss) on investment      2.051        1.735           2.539          (0.040)       0.522          (0.099)
                                  -------      -------         -------          ------       ------          ------

   Increase in accumulation
     unit value                     2.101        1.863           2.676           0.082        0.636           0.024
   Accumulation unit value at
      beginning of year            11.737        9.874           7.198           7.116        6.480           6.456
                                  -------      -------         -------          ------       ------          ------

ACCUMULATION UNIT VALUE
AT END OF PERIOD                  $13.838      $11.737          $9.874          $7.198       $7.116          $6.480
                                  =======      =======         =======          ======       ======          ======

Ratio of expenses to average
   net assets                        1.27%        1.28%           1.28%           1.27%        1.27%           1.27%
Ratio of net investment income
    to average net assets            0.83%        1.17%           1.65%           1.75%        1.72%           2.01%
Portfolio turnover rate             16.60%       49.94%          48.95%          64.09%       49.90%          70.97%
Number of accumulation units
   outstanding at end of
   period (expressed in thousands)  8,117        8,462           9,569           9,908       11,538          12,742
